UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 18, 2014

ASHLAND INC.
(Exact name of registrant as specified in charter)

Kentucky (State of Incorporation or Organization)	1-32532 (Commission File Number)	20-0865835 (IRS Employer Identification No.)

50 E. RiverCenter Boulevard P.O. Box 391 Covington, Kentucky (Address of principal executive offices)	41012-0391 (Zip Code)

(859) 815-3333
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.              Entry into a Material Definitive Agreement

On February 18, 2014, Ashland Inc. (“Ashland”) and CD&R Seahawk Bidco, LLC (“Buyer”) entered into a Stock and Asset Purchase Agreement (the “Agreement”).  Buyer is an entity formed and controlled by an affiliate of Clayton, Dubilier & Rice, LLC.  Pursuant to the Agreement, Ashland has agreed to sell substantially all of the assets (including stock of certain foreign subsidiaries) of the segment of Ashland known as “Ashland Water Technologies” (the “Business”) to Buyer for $1,790 million in cash (the “Purchase Price”), plus the assumption of certain liabilities of the Business as specified in the Agreement.  The Purchase Price is subject to adjustment for (i) changes in Net Working Capital (as defined in the Agreement) of the Business from a specified target, (ii) changes in Net Indebtedness (as defined in the Agreement) of the Business and (iii) unfunded pension liabilities for certain pension obligations that will be assumed by Buyer.

In the Agreement, Ashland and Buyer have made customary representations and warranties and have agreed to customary covenants relating to the sale.  Specifically, (i) before the closing, Ashland will be subject to certain business conduct restrictions with respect to the Business and (ii) for three years following the closing, neither Ashland nor any of its controlled affiliates will directly or indirectly engage in any business activity that competes with the Business, subject to certain exceptions as described in the Agreement.

Ashland and Buyer have agreed to indemnify each other for losses arising from certain breaches of the Agreement and for certain other liabilities.  In addition, Ashland will retain and has agreed to indemnify Buyer for certain liabilities of the Business, including certain environmental remediation liabilities and certain liabilities relating to businesses disposed or discontinued by the Business, as described in the Agreement.

Ashland and Buyer have agreed to enter into related transaction agreements at the closing, including a transition services agreement, certain intellectual property agreements, certain manufacturing services agreements and certain other commercial agreements.

The sale is subject to certain customary closing conditions, including the (i) expiration or termination of any required waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, (ii) the approval of the European Commission pursuant to the Council Regulation (EC) No. 139/2004 of 20 January 2004 on the control of concentrations between undertakings and (iii) certain other antitrust approvals in foreign jurisdictions.  The Agreement provides that the closing will occur on a date that is the last business day of the month and that follows the completion of a 20 business day marketing period for the debt financing that Buyer is using to finance a portion of the Purchase Price, subject to certain exceptions.  However, there is no financing condition to the obligations of Buyer to consummate the transaction.  Equity and debt commitments for the full Purchase Price are in place.  The Agreement provides that Buyer will be required to pay Ashland a $100 million termination fee if the Agreement is terminated under certain circumstances, including based on Buyer’s failure to consummate the transaction if all conditions to the obligations of Buyer to close the transaction have been satisfied or waived (other than those that by their nature will not be satisfied until the closing).  The Agreement also contains certain other termination rights, including the right of either party to terminate the Agreement if the closing has not occurred on or before November 18, 2014.

The above description of the Agreement and the sale of the Business does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Agreement, which is filed as Exhibit 2.1 hereto and incorporated by reference.

The Agreement has been included to provide security holders with information regarding its terms.  It is not intended to provide any other factual information about Ashland or Buyer.  The Agreement contains representations and warranties that Ashland, on one hand, and Buyer, on the other hand, made to and solely for the benefit of each other as of specific dates.  The assertions embodied in those representations and warranties were made solely for purposes of the contract between the parties to the Agreement and may be subject to important qualifications and limitations agreed by the parties in connection with negotiating the terms of the contract or contained in confidential disclosure schedules.  These disclosure schedules modify, qualify or create exceptions to the representations and warranties set forth in the Agreement.  Some of those representations and warranties (i) may not be accurate or complete as of any specified date and are modified, qualified and created in important part by the underlying disclosure schedules, (ii) may be subject to a contractual standard of materiality different from those generally applicable to security holders or (iii) may have been used for the purpose of allocating risk between the parties to the Agreement rather than establishing matters as facts.  For the foregoing reasons, the representations and warranties should not be relied upon as statements of factual information.  Security holders are not third-party beneficiaries under the Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or conditions of Ashland or Buyer.  Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Agreement, which subsequent information may or may not be fully reflected in Ashland’s public disclosures.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Ashland has identified some of these forward-looking statements with words such as “anticipates,” “believes,” “expects,” “estimates,” “may,” “will,” “should” and “intends” and the negatives of these words or other comparable terminology. In addition, Ashland may from time to time make forward-looking statements in its filings with the Securities and Exchange Commission (SEC), news releases and other written and oral communications. These forward-looking statements are based on Ashland’s expectations and assumptions, as of the date such statements are made, regarding Ashland’s future operating performance and financial condition, the economy and other future events or circumstances. Ashland’s expectations and assumptions include, without limitation, internal forecasts and analyses of current and future market conditions and trends, management plans and strategies, operating efficiencies and economic conditions (such as prices, supply and demand, cost of raw materials, and the ability to recover raw-material cost increases through price increases), and risks and uncertainties associated with the following: Ashland’s substantial indebtedness (including the possibility that such indebtedness and related restrictive covenants may adversely affect Ashland’s future cash flows, results of operations, financial condition and its ability to repay debt); the potential sale transactions involving Ashland Water Technologies and the elastomers business (including the possibility that one or both transactions may not occur or that, if a transaction does occur, Ashland may not realize the anticipated benefits from such transaction); the global restructuring program (including the possibility that Ashland may not achieve the anticipated revenue and earnings growth, cost reductions, and other expected benefits from the program); Ashland’s ability to generate sufficient cash to finance its stock repurchase plans, severe weather, natural disasters, and legal proceedings and claims (including environmental and asbestos matters). Various risks and uncertainties may cause actual results to differ materially from those stated, projected or implied by any forward-looking statements, including, without limitation, risks and uncertainties affecting Ashland that are described in its most recent Form 10-K (including Item 1A Risk Factors) filed with the SEC, which is available on Ashland’s website at http://investor.ashland.com or on the SEC’s website at www.sec.gov. Ashland believes its expectations and assumptions are reasonable, but there can be no assurance that the expectations reflected herein will be achieved. Ashland undertakes no obligation to subsequently update any forward-looking statements made in this news release or otherwise except as required by securities or other applicable law.

 Item 9.01.             Financial Statements and Exhibits.

(d) Exhibits.  The following Exhibit is filed as part of this Report on Form 8-K.

Exhibit Number	Description of Exhibit

2.1
Stock and Asset Purchase Agreement, dated February 18, 2014, between Ashland Inc. and CD&R Seahawk Bidco, LLC (pursuant to Item 601(b)(2) of Regulation S-K, exhibits, schedules and certain annexes to the Stock and Asset Purchase Agreement have been omitted; exhibits, schedules and annexes will be supplementally provided to the SEC upon request).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASHLAND INC. (Registrant)

Date: February 24, 2014	By:	/s/ PETER J. GANZ
Name: Peter J. Ganz
Title: Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

2.1
Stock and Asset Purchase Agreement, dated February 18, 2014, between Ashland Inc. and CD&R Seahawk Bidco, LLC (pursuant to Item 601(b)(2) of Regulation S-K, exhibits, schedules and certain annexes to the Stock and Asset Purchase Agreement have been omitted; exhibits, schedules and annexes will be supplementally provided to the SEC upon request).

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